                                                                  EXHIBIT 10.16


              FIRST AMENDMENT TO EXCLUSIVE DISTRIBUTION AGREEMENT


        This FIRST AMENDMENT TO EXCLUSIVE DISTRIBUTION AGREEMENT (the "Amendment"), is entered into as of November 16, 1998, by and between Abbott Laboratories, an Illinois corporation, on and behalf of itself and its Affiliates (Collectively, "Abbott") and Micro Therapeutics, Inc., a Delaware corporation ("MTI").

                                    RECITALS

        A. Abbott and MTI entered into an Exclusive Distribution Agreement dated August 12, 1998 pursuant to which Abbott agreed to act as an exclusive independent distributor of MTI's Products within the Territory (the "Distribution Agreement").

        B. Abbott and MTI have agreed to amend certain of the provisions contained in the Distribution Agreement.

                                    AGREEMENT

        NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to and on the terms and conditions herein set forth, the parties hereto agree as follows:

        1. DEFINITIONS. Unless otherwise defined herein, all capitalized terms in this Amendment shall have the respective meanings ascribed to them in the Distribution Agreement.

        2. DISPOSITION OF INVENTORY. Paragraph 14.5.2 shall be deleted and replaced in its entirety with the following paragraph:

               Upon any termination of this Agreement, Abbott may sell all or any part of its remaining inventory of the Products to Customers or upon mutual agreement between Abbott and MTI, MTI may agree to repurchase all or any part of Abbott's remaining inventory of the Products (excluding discontinued and demonstration units). The price for such inventory shall be the Cost paid by Abbott to MTI for such Products, plus Abbott's shipping and handling costs.

        3. NO OTHER CHANGES. Except as amended by this Amendment, the Distribution Agreement shall remain in full force and effect as originally stated.

        IN WITNESS WHEREOF, this First Amendment to Exclusive Distribution Agreement has been signed on behalf of each of the parties hereto as of the date first written above.


                                            ABBOTT LABORATORIES


                                            By:  _______________________________

                                            Its: _______________________________


                                            MICRO THERAPEUTICS, INC.


                                            By:  _______________________________

                                            Its: _______________________________